As filed with the Securities and Exchange Commission on February 9, 2001.
                       Securities Act File No. 333-68099.
                      Investment Company Act No. 811-9123.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
Amendment No.                                                    [8]

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                              [X]
Post Effective Amendment No.                                     [5]

                               AMIDEX Funds, Inc.
                             26 Broadway, Suite 741
                                New York, NY 1004
                                  212-425-0650

                                AGENT FOR SERVICE
                                Terence P. Smith
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                     Please send copy of communications to:
                             DAVID D. JONES, ESQUIRE
                           4747 Research Forest Drive
                                Suite 180, # 303
                             The Woodlands, TX 77381
                                 (281) 367-8409

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to Rule 485(b), or
[ ]  60 days after filing pursuant  to  Rule  485(a)(1),  or
[X]  75 days after filing pursuant to Rule 485(a)(2), or
[ ]  on ____________, pursuant to Rule 485(b), or
[ ]  0n ____________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement. Registrant filed its notice pursuant to Rule 24f-2 on August 23, 2000.

TOTAL NUMBER OF PAGES
EXHIBIT INDEX BEGINS
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

                                   PROSPECTUS

                            DATED ____________, 2001

                                     AMIDEX
                               CANCER INNOVATIONS
                                      FUND

                             26 Broadway, Suite 741
                            New York, New York 10004
                                 1-888-876-3566

AMIDEX Funds, Inc. (the "Company") is an open-end investment management company currently consisting of four portfolios, the AMIDEX35 Mutual Fund, The AMIDEX Israel Technology Fund, the AMIDEX Investment Services Fund, and the AMIDEX Cancer Innovations Fund. The AMIDEX Cancer Innovations Fund (the "Fund") is being offered by this Prospectus.

The Fund offers three different share classes by this Prospectus so that you may choose the class of shares that best suits your investing needs. Each class differs as to sales charges, minimum investment amounts, and ongoing fees. These share classes are sold to the public through brokers, dealers, and other financial service organizations.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.

                                TABLE OF CONTENTS

          THE BASICS ABOUT THE FUND                                  3

          FEES AND EXPENSES                                          4

          ADDITIONAL INVESTMENT INFORMATION                          5

          THE FUND'S INVESTMENT ADVISER                              7

          HOW TO BUY AND SELL SHARES                                 8

          DIVIDENDS AND DISTRIBUTIONS                               10

          TAX CONSIDERATIONS                                        10

          GENERAL INFORMATION                                       11

          FOR MORE INFORMATION                                      12

                            THE BASICS ABOUT THE FUND

THE FUND'S INVESTMENT OBJECTIVE IS:

Long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES ARE:

o Normally investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX Cancer Innovations Index (the "Index"). The Index is a new index tracking the performance of the stocks of publicly traded biotechnology, pharmaceutical and medical equipment companies that emphasize products and services focused on cancer detection and treatment. When the Index was first calculated on November 1. 2000, the companies in the Index ranged in size from approximately $300 billion in market capitalization to $50 million;
o Employing a "passive management" approach to investing the Fund's assets. This means that the Fund normally will invest in all of the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

o GENERAL RISK- As is the case with most investments, you may lose money by investing in the Fund. The Fund's share prices will fluctuate each day, depending on the changing value of the securities making up the Fund's portfolio. On any given day, your shares may be worth less than what you paid for them.
o STOCK RISK- The Fund invests in the stocks of companies included in the Index, all of which trade on the New York Stock Exchange, American Stock Exchange or NASDAQ. A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.
o DIVERSIFICATION RISK- The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the Index. The Index currently includes ___ companies, and some of those companies represent a large percentage of the Index. When the Index was first calculated on November 1st, 2000, __ Index companies individually comprised more than 5% of the Index and together made up about ____% of the Index. Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.
o INDEX RISK- The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform- or under perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.
o PORTFOLIO TURNOVER RISK- The Index is adjusted to add or delete companies twice a year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor.
o SMALL COMPANY RISK- Some of the companies in the Index are smaller companies (less than $200 million in market capitalization). Small companies usually don't have the depth of resources that large companies have to see them through hard times. Also, investors may be more reluctant to invest in smaller companies. As a result, small company stocks tend to be more volatile than the stocks of larger companies.

o SECTOR RISK- All the companies in the Index are identified as belonging to the "Cancer Research" Sector of the market. Companies belonging to this Sector of the market are publicly traded biotechnology, pharmaceutical and medical equipment companies that emphasize products and services focused on cancer detection and treatment. Investing in a single market sector is riskier that investing a variety of market sectors.

THE FUND INVESTS IN THE SECURITIES COMPRISING THE AMIDEX CANCER INNOVATIONS INDEX BECAUSE:

o Based on its research into the performance of the stocks of publicly traded biotechnology, pharmaceutical and medical equipment companies that emphasize products and services focused on cancer detection and treatment, the Fund's Adviser believes that the companies in the Index are experiencing, or have the potential to experience, above-average capital growth. The Adviser believes that investing primarily in Index companies will allow the Fund to achieve its investment objective of capital growth over the long term. You should be aware that there is no assurance that the Adviser will be successful in achieving the Fund's objectives, since all investments involve risks.

HOW HAS THE FUND PERFORMED IN THE PAST?

This is a new Fund without a prior performance history. Accordingly, performance information is not yet available for this Fund.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you invest in the Fund. Each Class of shares has its own sales charge schedule and is subject to differing ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES:                              CLASS A     CLASS B     CLASS C
(fees paid directly from your investment)      -------     -------     -------
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
PURCHASES                                       5.50%       NONE        1.00%
(As a percentage of offering price)
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(As a percentage of redemption proceeds)         NONE      5.00%(1)     1.00%(2)
--------------------------------------------------------------------------------
REDEMPTION FEES                                  NONE(2)                 NONE
--------------------------------------------------------------------------------

1. The maximum deferred sales charge of 5.00% is charged to shares redeemed within the first year of purchase. These deferred sales charges decline to 0.00% over a period of five years.
2. Investments in Class C shares are subject to a 1% initial sales charge and a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within eighteen months following such investments. The Advisor may enter into certain arrangements with brokers for complete or partial waiver of the 1% initial sales charge.
3. If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:                  CLASS A     CLASS B     CLASS C
------------------------------                   -------     -------     -------
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.45%       0.45%       0.45%
--------------------------------------------------------------------------------
SERVICE AND DISTRIBUTION (12B-1) FEES (1)         0.25%       1.00%       1.00%
--------------------------------------------------------------------------------
OTHER EXPENSES (2)                                0.50%       0.50%       0.50%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.20%       1.95%       1.95%
--------------------------------------------------------------------------------

1. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
2. The Advisor is paid a fee of up to .050% annually, for administrative and other services. As a result of this arrangement, the Advisor is responsible for providing, or arranging to provide, all administrative services to the Fund and is responsible for the payment of all fees and expenses of the Fund except for taxes, interest, litigation expenses and other extraordinary expenses.

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

                      1 Year                       3 Years
                      ------                       -------
Class A               $614                         $1,061
Class B               nnnnn                        nnnnnn
Class C               $399                         $ 913

If you did not redeem your shares, your expenses would be:

                      1 Year                       3 Years
                      ------                       -------
Class A               $614                         $1,061
Class B               nnn                          nnn
Class C               $289                         $ 933

A maximum sales charge of 5.50% is included in the Class A Share expense calculations in both examples. The maximum contingent deferred sales charge applicable to each time period is included in the Class B and C expense calculations for redemptions.

                        ADDITIONAL INVESTMENT INFORMATION

The Fund's principal investment objectives and strategies have been summarized in the "Basics About the Fund" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index. You should be aware that the Index is a new index, and no historical performance data are available for the Index.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

WHY INVEST IN THE FUND?

Cancer is a devastating disease and a leading cause of death in the US. But medical science has made exciting progress in the fight against cancer. Researchers have found drugs that have the potential to cure particular cancers, prolong life or - for the first time - raise the possibility that certain forms of cancer can be prevented. Meanwhile, new technologies from human gene research offer great promise for the new millennium, and innovative and more precise equipment and devices are being developed to diagnose and detect cancer.

Much of the work is being done by private industry. Major drug companies, biotechnology firms, and medical equipment manufacturers are investing capital into the development of drugs and devices to detect, diagnose, and treat cancer. A whole new industry is developing based on these efforts. For society, the impact of these developments, especially in biotechnology, may be revolutionary.


The AMIDEX Cancer Innovations Fund encourages investors to put their money into the stocks of companies that are making a positive contribution to society by developing the products and services needed to detect and fight cancer.

The companies in the Fund range from large pharmaceutical companies developing cancer-fighting medications to small biotech companies searching the human genome for information needed to cure, or perhaps someday, prevent cancer. We have also included the makers of medical devices and equipment essential to diagnosing and treating cancer, such as companies that are developing new mammography technologies and companies developing more precise imaging equipment.

The Fund is an Index Fund. It invests in the 50 companies that comprise the Cancer Innovations Index, a published Index of cancer related companies. The Index includes 15 large drug companies, 20 biotech companies, and 15 medical equipment & device companies, all of whom have an emphasis on detection or treatment of cancer.

THE AMIDEX CANCER INNOVATIONS INDEX

The AMIDEX Cancer Innovations Index is a new, unmanaged Index consisting of the stocks of (a) larger capitalization publicly traded companies; (b) that emphasize products or services focused on cancer detection and treatment; and
(c) that are classified as biotechnology, medical equipment or pharmaceutical companies. ADR's are not included in the Index, unless the market capitalization of the company is in excess of $50 billion at the time the Index is composed. A company is considered a "larger" capitalization company in relation to the market capitalization of the other companies in the same classification eligible for Index inclusion. In the pharmaceutical classification, the 15 largest capitalization companies eligible for inclusion are included in the Index. In the Biotechnology classification, the 20 largest capitalization companies eligible for inclusion are included in the Index. In the Medical Equipment and Devices classification, the 15 largest market capitalization eligible companies are included in the Index.

INDEX ELIGIBILITY CRITERIA. In order for a company to be eligible for inclusion in the Index, that company must satisfy all the following criteria:

1. It must be publicly traded on the NASDAQ, New York Stock Exchange or American Stock Exchange;
2. It must have a minimum market capitalization of $50 million on the index composition date;
3. It must have maintained an average minimum daily trading volume of at least $500,000 in the previous two calendar quarters;
4. It must be classified as a biotechnology, pharmaceutical or medical equipment or device company;
5. It must be described as emphasizing, among its other activities, a focus on products or services directly linked to detection or treatment of cancer.

You should be aware that the Index may contain more or less than 50 companies during the year. If less than 50 companies meet the criteria for inclusion at the beginning of a new calendar quarter then the Index will contain only those companies. If less than 25 companies are eligible for inclusion at any revision date, than the Board of Directors will select a lower market capitalization requirement or other criteria adjustment to allow at least 25 companies to be included in the Index on any revision date.

If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and not replaced until the beginning of the new calendar quarter. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the quarter During the first ten business days of each calendar quarter, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a modified market capitalization weighted index. The Index began being calculated on November 1, 2000 at an initial Index Value of 1,000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock.

The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index. Bloomberg, L.P. performed the initial calculations needed to create the Index and selects the companies that will be included in or deleted from the Index, based on the criteria described above. Bloomberg, L.P. is responsible for maintaining and publishing the Index. Bloomberg, L.P. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers, and currently calculates and publishes the AMIDEX35 Index. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation 10.coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities, as the Adviser believes, is likely to track Index performance most closely.

You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

                          THE FUND'S INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at .95% of daily net asset value of the Fund, excepting Rule 12b-1 fees, brokerage, interest, taxes, litigation, custody and other extraordinary expenses. Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX(TM) Funds, Inc.

Advisory Agreement.
------------------
The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Boaz Rahav has served as the manager of the AMIDEX35 Mutual Fund since 06/08/99. Prior to his current position, Mr. Rahav who last served as Chief Economist for the Government of Israel Ministry of Finance in New York from 1996-1999 is the Fund Manager for the Adviser. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a mutual fund manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business, an MBA (with distinguished honors) from the New York Institute of Technology, an Investment Adviser and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Adviser in February 1999. Mr. Rahav holds Series 63 and 7licenses with the NASD.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.45% of the Fund's net assets. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges.

                           HOW TO BUY AND SELL SHARES

BUYING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

                       The AMIDEX Cancer Innovations Fund
                       c/o Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

VARIABLE PRICING SYSTEM
The Fund offers three classes of shares by this prospectus so that you can choose the class that best suits your investment needs. The main differences between the classes are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase, the length of time you expect to hold the shares, whether you may be eligible for reduced or no sales charges when you buy or sell shares, and whether you prefer to pay an initial sales charge and lower onoing 12b-1 fees, or be subjet to a CDSC and pay higher ongoing 12b-1 fees. All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                            Sales Charge        Sales Charge
                            As a % of           As a % of            Dealer
Amount Invested             offering price      Amount Invested      Reallowance
---------------             --------------      ---------------      -----------
Less than $ 49,999          5.50%               4.17%                5.00%
$50,000 to $ 99,999         4.50%               3.63%                4.00%
$100,000 to 249,999         3.00%               3.10%                2.50%
250,000 to 499,999          2.50%               2.04%                2.25%
500,000 to 999,999          1.75%               1.52%                1.50%
1,000,000 or more           0.00%               0.00%                0.00%*

* The Advisor will pay a dealer concession of 1% of the offering price to brokers, dealers and other financial professionals on sales of $1 million to $2,999,999, 0.50% on the next $3 million to $4,999,999, and 0.25% on amounts above $5 million. If shares are redeemed within eighteen months of purchase, your account will be charged a fee equal to the dealer concession paid.

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Declaration Distributors, Inc, ("DDI") the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with DDI to sell shares of the Fund. The dealer's concession may be changed from time to time. DDI may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from sales charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced sales charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 1.75% on your $60,000 purchase instead of the normal 2.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.

Letter of intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS B SHARES
Unlike Class A shares, Class B shares are sold at net asset value without an initial sales charge. Instead, a Contingent Deferred Sales Charge ("CDSC") is imposed on certain redemptions of Class B shares. This means that all your initial investment is invested in the Fund, and you will only incur a sales charge if you redeem shares within 6 years. In that case, a CDSC may be imposed on your redemption. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of the current market value or the cost of the shares redeemed. What this means is that when you redeem your shares, no sales charge is imposed on increases in the net asset value of your shares above their original purchase price or on shares derived from reinvestment of dividend or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years you have held your shares. To determine that time period, all purchases made in any month are aggregated together and deemed to have been made on the last day of the month. For Class B shares of the Fund, the following CDSC charges apply:

                 Redemption Within               CDSC Percentage

                 First Year............................5.00%
                 Second Year...........................4.00%
                 Third Year............................3.00%
                 Fourth Year...........................3.00%
                 Fifth Year............................2.00%
                 Sixth Year............................1.00%
                 Seventh year and thereafter............None

When you send a redemption request to the Fund, unless you specify otherwise, shares not subject to the CDSC are redeemed first (i.e., reinvested dividends), then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

CDSC waivers
The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the IRS Code) of a shareholder; (ii) in connection with certain distributions from an IRA or other retirement plan; (iii) for annual withdrawals up to 10% of the value of the account; or (iv) pursuant to the right of the Fund to liquidate a shareholder's account.

Conversion feature
Your Class B shares automatically convert to Class A shares once the 6-year period of the CDSC expires. Class B shares converting to Class A shares are not subject to additional sales charges. Class B shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets. Class B shares also pay 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets during the period of time in which CDSC charges are in effect.

CLASS C SHARES
Initial Sales charges on Class C Fund purchases are set forth below:

---------------------------------------------------------------------------------------
Amount of Your           Sales Charge as a %   Sales Charge as a %   Regular Dealer
Investment               of Offering Price(2)  if Net Amount         Discount as a % of
                                               Invested              Offering Price
---------------------------------------------------------------------------------------
Less than $100,000       1.00%                 1.01%                 1.00%
---------------------------------------------------------------------------------------
$100,000 - $249,000      0.50%                 0.50%                 0.50%
---------------------------------------------------------------------------------------
$250,000 - $1,000,000(3)  0.0%                  0.0%                  0.0%
---------------------------------------------------------------------------------------

Class C shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a CDSC of 1.00% of the value of your redemption if you redeem your shares within 13 months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than 1 year prior to the redemption, and increases in the value of your shares.

------------------------
2 "Offering price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
3 Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

No automatic conversion to Class A shares applies,m so you will be subject to higher ongoing 12b-1 fees indefinitely. Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS
-----------------------------------------------
When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.

DISTRIBUTION FEES
-----------------
Amidex(TM) Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, for each Class of Shares, for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares.

Under the Class B Plan, Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load or a CDSC charge, and to permit the Distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan's purpose is to provide for the financing of the distribution of Class B shares. After the Advisor has recovered the economic equivilant of the sales charges attributable to Class B shares, the 0.75% distribution fee discontinues and the shares are subject thereafter only to the 0.25% servicing fee.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the Distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

DETERMINING SHARE PRICES
------------------------
The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. Shares of the Fund are purchased at their net asset value and are next computed after receipt of your purchase order or the transfer of your assets from the Money Market Fund to the Fund.

The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. The Fund is a No-Load Fund. This means that you will not be charged any sales commissions or underwriting discounts.

MINIMUM INVESTMENTS
-------------------
The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. $250 is the minimum subsequent purchase for regular accounts, IRA, or pension accounts or custodial accounts for minors.

ACCOUNT MINIMUMS
----------------
Due to the proportionately higher costs of maintaining small accounts, AMIDEX reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described above, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS
-------------------------------------------------
You may purchase Class A, B or Class C shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN
-------------------------
You may purchase Class A, B or Class C shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-888-876-3566.

You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566
REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   Be signed by all owners exactly as their names appear on the account; and
3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;
3.   redeeming or exchanging shares, when proceeds are:
     a.   being mailed to an address other than the address of record,
     b.   made payable to other than the registered owner(s); or
     c.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regard-less of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You may also be subject to a redemption fee or contingent deferred sales charge, depending on the share class you purchased. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated ___________, 2001 has been filed with the SEC and is incorporated by reference into this prospectus.

To receive information without charge concerning the Fund, or to request a copy of the SAI, please contact the Fund at:

                               AMIDEX Funds, Inc.
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19460
                                 (888) 876-3566

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-9123

                                   PROSPECTUS

                            DATED ____________, 2001

                         THE AMIDEX INVESTMENT SERVICES
                                   MUTUAL FUND

                             26 Broadway, Suite 741
                            New York, New York 10004
                                 1-888-876-3566

AMIDEX Funds, Inc. (the "Company") is an open-end investment management company currently consisting of four portfolios, the AMIDEX35 Mutual Fund, The AMIDEX ISRAEL TECHNOLOGY Mutual Fund, the AMIDEX Cancer Innovations Fund, and the AMIDEX Investment Services Mutual Fund. The AMIDEX Investment Services Mutual Fund (the "Fund") is being offered by this Prospectus.

The Fund offers three different share classes by this Prospectus so that you may choose the class of shares that best suits your investing needs. Each class differs as to sales charges, minimum investment amounts, and ongoing fees. These share classes are sold to the public through brokers, dealers, and other financial service organizations.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.

                                TABLE OF CONTENTS

          THE BASICS ABOUT THE FUND                                  3

          FEES AND EXPENSES                                          4

          ADDITIONAL INVESTMENT INFORMATION                          5

          THE FUND'S INVESTMENT ADVISER                              7

          HOW TO BUY AND SELL SHARES                                 8

          DIVIDENDS AND DISTRIBUTIONS                               10

          TAX CONSIDERATIONS                                        10

          GENERAL INFORMATION                                       11

          FOR MORE INFORMATION                                      12

                            THE BASICS ABOUT THE FUND

THE FUND'S INVESTMENT OBJECTIVE IS:

Long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES ARE:

o Normally investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX Investment Services Index (the "Index"). The Index is a new index tracking the performance of the stocks of the larger publicly traded brokerage firms and investment management companies. When the Index was first calculated on November 1. 2000, the companies in the Index ranged in size from approximately $90 billion in market capitalization to $600 million;
o Employing a "passive management" approach to investing the Fund's assets. This means that the Fund normally will invest in all of the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

o GENERAL RISK- As is the case with most investments, you may lose money by investing in the Fund. The Fund's share prices will fluctuate each day, depending on the changing value of the securities making up the Fund's portfolio. On any given day, your shares may be worth less than what you paid for them.
o STOCK RISK- The Fund invests in the stocks of companies included in the Index, all of which trade on the New York Stock Exchange, American Stock Exchange or NASDAQ. A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.
o DIVERSIFICATION RISK- The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the Index. The Index currently includes ___ companies, and some of those companies represent a large percentage of the Index. When the Index was first calculated on November 1st, 2000, __ Index companies individually comprised more than 5% of the Index and together made up about ____% of the Index. Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.
o INDEX RISK- The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform- or under perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.
o PORTFOLIO TURNOVER RISK- The Index is adjusted to add or delete companies twice a year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor.
o SMALL COMPANY RISK- Some of the companies in the Index are smaller companies (less than $200 million in market capitalization). Small companies usually don't have the depth of resources that large companies have to see them through hard times. Also, investors may be more reluctant to invest in smaller companies. As a result, small company stocks tend to be more volatile than the stocks of larger companies.
o SECTOR RISK- All the companies in the Index are identified as belonging to the "Cancer Research" Sector of the market. Companies belonging to this Sector of the market are publicly traded biotechnology, pharmaceutical and medical equipment companies that emphasize products and services focused on cancer detection and treatment. Investing in a single market sector is riskier that investing a variety of market sectors.

THE FUND INVESTS IN THE SECURITIES COMPRISING THE AMIDEX INVESTMENT SERVICES INDEX BECAUSE:

o Based on its research into the performance of the stocks of publicly traded stocks of brokerage firms and investment management companies, the Fund's Adviser believes that the companies in the Index are experiencing, or have the potential to experience, above-average capital growth. The Adviser believes that investing primarily in Index companies will allow the Fund to achieve its investment objective of capital growth over the long term. You should be aware that there is no assurance that the Adviser will be successful in achieving the Fund's objectives, since all investments involve risks.

HOW HAS THE FUND PERFORMED IN THE PAST?

This is a new Fund without a prior performance history. Accordingly, performance information is not yet available for this Fund.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you invest in the Fund. Each Class of shares has its own sales charge schedule and is subject to differing ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES:                              CLASS A     CLASS B     CLASS C
(fees paid directly from your investment)      -------     -------     -------
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
PURCHASES                                       5.50%       NONE        1.00%
(As a percentage of offering price)
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(As a percentage of redemption proceeds)        NONE        5.00%(4)    1.00%(2)
--------------------------------------------------------------------------------
REDEMPTION FEES                                 NONE(2)                 NONE
--------------------------------------------------------------------------------

1. The maximum deferred sales charge of 5.00% is charged to shares redeemed within the first year of purchase. These deferred sales charges decline to 0.00% over a period of five years.

2. Investments in Class C shares are subject to a 1% initial sales charge and a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within eighteen months following such investments. The Advisor may enter into certain arrangements with brokers for complete or partial waiver of the 1% initial sales charge.

3. If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:                  CLASS A     CLASS B     CLASS C
------------------------------                   -------     -------     -------
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.45%       0.45%       0.45%
--------------------------------------------------------------------------------
SERVICE AND DISTRIBUTION (12B-1) FEES    (1)      0.25%       1.00%       1.00%
--------------------------------------------------------------------------------
OTHER EXPENSES (2)                                0.50%       0.50%       0.50%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              1.20%       1.95%       1.95%
--------------------------------------------------------------------------------

1. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
2. The Advisor is paid a fee of up to .050% annually, for administrative and other services. As a result of this arrangement, the Advisor is responsible for providing, or arranging to provide, all administrative services to the Fund and is responsible for the payment of all fees and expenses of the Fund except for taxes, interest, litigation expenses and other extraordinary expenses.

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:


                      1 Year                       3 Years
                      ------                       -------
Class A               $614                         $1,061
Class B               nnnnn                        nnnnnn
Class C               $399                         $ 913

If you did not redeem your shares, your expenses would be:

                      1 Year                       3 Years
                      ------                       -------
Class A               $614                         $1,061
Class B               nnn                          nnn
Class C               $289                         $ 933

A maximum sales charge of 5.50% is included in the Class A Share expense calculations in both examples. The maximum contingent deferred sales charge applicable to each time period is included in the Class B and C expense calculations for redemptions.

                        ADDITIONAL INVESTMENT INFORMATION

The Fund's principal investment objectives and strategies have been summarized in the "Basics About the Fund" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index. You should be aware that the Index is a new index, and no historical performance data are available for the Index.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

WHY INVEST IN THE FUND?

The mutual fund industry has seen steady growth over the last two decades. In 1984, there was about $370 billion invested in mutual funds in America. By 1990, the amount invested in funds soared to over $1 trillion, and as of the end of the year 2000, reached over $7 trillion.

The number of available mutual funds has also skyrocketed, with over 12,000 mutual funds (including multiple classes of shares) now offered. There are now more mutual funds in the US than there are listed companies on the three major exchanges.

Investors now have increased access to the stock market and to mutual funds via online brokerage firms, discount brokers and traditional brokerage firms. Daily trading volume more than doubled in the 1990's. The Investment Advisor believes that with the current volume of trading and the number of investment products now on the market, consideration should be given to investing in companies in industries that have the potential to profit from increased trading volume and increased investments in mutual funds.

Two such industries are brokerage and investment management. Brokerage firms, both traditional and "on-line", derive revenue, in part, from commissions or other account fees imposed for holding or trading securities. The AMIDEX Investment Services Fund includes stocks of both publicly traded traditional and "on-line" brokerage firms.

Mutual funds charge their investors various management fees. These fees are subtracted from the assets in the fund and paid to investment management companies that provide services to the mutual fund. The AMIDEX Investment
Services Fund includes the stocks of publicly traded investment management companies that derive revenue from fees charged to open end mutual funds.

THE AMIDEX INVESTMENT SERVICES INDEX

The AMIDEX Investment Services Index is a new, unmanaged Index consisting of the stocks of the larger capitalization publicly traded brokerage firms and investment management companies. A company is "larger publicly traded brokerage firms or investment management company" if its stock is a) publicly traded; b) it is classified by Multex as belonging to the "Financial" Industry Group; c) it is classified by Multex as belonging either to the sub-group "Investment Services or the subgroup Investment Management"; and it is not an ADR or ADS. If Multex stops publishing the relevant lists the Board of Directors will select an alternative data provider that similarly classifies such companies. A company is considered a "larger" capitalization" company if it had a market capitalization of on November 1, 2000, the first date that the Index was calculated. To be included in the Index on the date of any adjustments to the Index, a participating company must have a market capitalization of .

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

1. It must be a "larger publicly traded brokerage firms or investment management company" as defined above; and
2. It must have maintained an average minimum daily trading volume of at least $500,000 in the previous two calendar quarters.

All companies meeting the above criteria shall be included in the Index. However, if more than 35 companies are eligible for inclusion in the Index, the Index shall include only the 35 largest eligible companies, as measured by market capitalization. You should be aware that the Index may contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new calendar quarter then the Index will contain only those companies. If less than 25 companies are eligible for inclusion at any revision date, than the Board of Directors will select a lower market capitalization requirement to allow at least 25 companies to be included in the Index on any revision date.

If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and not replaced until the beginning of the new calendar quarter. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the quarter During the first ten business days of each calendar quarter, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a price weighted index. The Index began being calculated on November 1, 2000 at an initial Index Value of 1,000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock.

The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index. Bloomberg, L.P. performed the initial calculations needed to create the Index and selects the companies that will be included in or deleted from the Index, based on the criteria described above. Bloomberg, L.P. is responsible for maintaining and publishing the Index. Bloomberg, L.P. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers, and currently calculates and publishes the AMIDEX35 Index. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation 10.coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities, as the Adviser believes, is likely to track Index performance most closely.

You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

                          THE FUND'S INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at .95% of daily net asset value of the Fund, excepting Rule 12b-1 fees, brokerage, interest, taxes, litigation, custody and other extraordinary expenses. Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX(TM) Funds, Inc.

Advisory Agreement.
------------------
The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Boaz Rahav has served as the manager of the AMIDEX35 Mutual Fund since 06/08/99. Prior to his current position, Mr. Rahav who last served as Chief Economist for the Government of Israel Ministry of Finance in New York from 1996-1999 is the Fund Manager for the Adviser. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a mutual fund manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business, an MBA (with distinguished honors) from the New York Institute of Technology, an Investment Adviser and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Adviser in February 1999. Mr. Rahav holds Series 63 and 7licenses with the NASD.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.45% of the Fund's net assets. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges.

                           HOW TO BUY AND SELL SHARES
BUYING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

                       The AMIDEX Cancer Innovations Fund
                       c/o Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

VARIABLE PRICING SYSTEM
The Fund offers three classes of shares by this prospectus so that you can choose the class that best suits your investment needs. The main differences between the classes are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase, the length of time you expect to hold the shares, whether you may be eligible for reduced or no sales charges when you buy or sell shares, and whether you prefer to pay an initial sales charge and lower onoing 12b-1 fees, or be subjet to a CDSC and pay higher ongoing 12b-1 fees. All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                            Sales Charge        Sales Charge
                            As a % of           As a % of            Dealer
Amount Invested             offering price      Amount Invested      Reallowance
---------------             --------------      ---------------      -----------
Less than   $  49,999       5.50%               4.17%                5.00%
$50,000 to $  99,999        4.50%               3.63%                4.00%
$100,000 to 249,999         3.00%               3.10%                2.50%
250,000 to 499,999          2.50%               2.04%                2.25%
500,000 to 999,999          1.75%               1.52%                1.50%
1,000,000 or more           0.00%               0.00%                0.00%*

* The Advisor will pay a dealer concession of 1% of the offering price to brokers, dealers and other financial professionals on sales of $1 million to $2,999,999, 0.50% on the next $3 million to $4,999,999, and 0.25% on amounts above $5 million. If shares are redeemed within eighteen months of purchase, your account will be charged a fee equal to the dealer concession paid.

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Declaration Distributors, Inc, ("DDI") the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with DDI to sell shares of the Fund. The dealer's concession may be changed from time to time. DDI may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from sales charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced sales charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 1.75% on your $60,000 purchase instead of the normal 2.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.

Letter of intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS B SHARES
Unlike Class A shares, Class B shares are sold at net asset value without an initial sales charge. Instead, a Contingent Deferred Sales Charge ("CDSC") is imposed on certain redemptions of Class B shares. This means that all your initial investment is invested in the Fund, and you will only incur a sales charge if you redeem shares within 6 years. In that case, a CDSC may be imposed on your redemption. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of the current market value or the cost of the shares redeemed. What this means is that when you redeem your shares, no sales charge is imposed on increases in the net asset value of your shares above their original purchase price or on shares derived from reinvestment of dividend or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years you have held your shares. To determine that time period, all purchases made in any month are aggregated together and deemed to have been made on the last day of the month. For Class B shares of the Fund, the following CDSC charges apply:

                 Redemption Within               CDSC Percentage

                 First Year............................5.00%
                 Second Year...........................4.00%
                 Third Year............................3.00%
                 Fourth Year...........................3.00%
                 Fifth Year............................2.00%
                 Sixth Year............................1.00%
                 Seventh year and thereafter............None

When you send a redemption request to the Fund, unless you specify otherwise, shares not subject to the CDSC are redeemed first (i.e., reinvested dividends), then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

CDSC waivers
------------
The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the IRS Code) of a shareholder; (ii) in connection with certain distributions from an IRA or other retirement plan; (iii) for annual withdrawals up to 10% of the value of the account; or (iv) pursuant to the right of the Fund to liquidate a shareholder's account.

Conversion feature
------------------
Your Class B shares automatically convert to Class A shares once the 6-year period of the CDSC expires. Class B shares converting to Class A shares are not subject to additional sales charges. Class B shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets. Class B shares also pay 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets during the period of time in which CDSC charges are in effect.

CLASS C SHARES
Initial Sales charges on Class C Fund purchases are set forth below:

---------------------------------------------------------------------------------------
Amount of Your           Sales Charge as a %   Sales Charge as a %   Regular Dealer
Investment               of Offering Price(5)  if Net Amount         Discount as a % of
                                               Invested              Offering Price
---------------------------------------------------------------------------------------
Less than $100,000       1.00%                 1.01%                 1.00%
---------------------------------------------------------------------------------------
$100,000 - $249,000      0.50%                 0.50%                 0.50%
---------------------------------------------------------------------------------------
$250,000 - $1,000,000(6)  0.0%                  0.0%                  0.0%
---------------------------------------------------------------------------------------

Class C shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a CDSC of 1.00% of the value of your redemption if you redeem your shares within 13 months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than 1 year prior to the redemption, and increases in the value of your shares.

------------------------
5 "Offering price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
6 Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

No automatic conversion to Class A shares applies,m so you will be subject to higher ongoing 12b-1 fees indefinitely. Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS
-----------------------------------------------
When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.

DISTRIBUTION FEES
-----------------
Amidex(TM) Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, for each Class of Shares, for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares.

Under the Class B Plan, Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load or a CDSC charge, and to permit the Distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan's purpose is to provide for the financing of the distribution of Class B shares. After the Advisor has recovered the economic equivilant of the sales charges attributable to Class B shares, the 0.75% distribution fee discontinues and the shares are subject thereafter only to the 0.25% servicing fee.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the Distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

DETERMINING SHARE PRICES
------------------------
The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. Shares of the Fund are purchased at their net asset value and are next computed after receipt of your purchase order or the transfer of your assets from the Money Market Fund to the Fund.

The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. The Fund is a No-Load Fund. This means that you will not be charged any sales commissions or underwriting discounts.

MINIMUM INVESTMENTS
-------------------
The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. $250 is the minimum subsequent purchase for regular accounts, IRA, or pension accounts or custodial accounts for minors.

ACCOUNT MINIMUMS
----------------
Due to the proportionately higher costs of maintaining small accounts, AMIDEX reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described above, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS
-------------------------------------------------
You may purchase Class A, B or Class C shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN
-------------------------
You may purchase Class A, B or Class C shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-888-876-3566.

You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566
REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   Be signed by all owners exactly as their names appear on the account; and
3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;
3.   redeeming or exchanging shares, when proceeds are:
     A.   being mailed to an address other than the address of record,
     B.   made payable to other than the registered owner(s); or
     C.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regard-less of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You may also be subject to a redemption fee or contingent deferred sales charge, depending on the share class you purchased. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated ___________, 2001 has been filed with the SEC and is incorporated by reference into this prospectus.

To receive information without charge concerning the Fund, or to request a copy of the SAI, please contact the Fund at:

                               AMIDEX Funds, Inc.
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19460
                                 (888) 876-3566

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-9123

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                       AMIDEX(TM) CANCER INNOVATIONS FUND
                                       AND
                     AMIDEX INVESTMENT SERVICES MUTUAL FUND

                           DATED ______________, 2001

                             EACH A SEPARATE SERIES
                                       OF
                             AMIDEX(TM) FUNDS, INC.
                                 (THE "COMPANY")
                             26 BROADWAY, SUITE 741
                            NEW YORK, NEW YORK 10004

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the AMIDEX(TM) Cancer Innovations Fund and the AMIDEX Investment Services Mutual Fund, each dated _________, 2001. You may obtain a copy of either Prospectus, free of charge, by writing to AMIDEX(TM) Funds, Inc, c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428, phone number 1-888-876-3566.

                                TABLE OF CONTENTS

About AMIDEX Funds, Inc.
Investment Policies and Restrictions
Investment Adviser
Directors and Officers
Performance Information
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions
Fund Service Providers
Financial Statements

                          ABOUT AMIDEX(TM) FUNDS, INC.

AMIDEX(TM) Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently , the Company has authorized the issuance of four series of shares, the AMIDEX35(TM) Mutual Fund, the AMIDEX(TM) Israel Technology Index Fund, the AMIDEX(TM) Cancer Innovations Fund and the AMIDEX Investment Services Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

This SAI pertains only to Class A, B and C shares of the the AMIDEX(TM) Cancer Innovations Fund and the AMIDEX Investment Services Mutual Fund (each a "Fund" and together the "Funds").

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                      INVESTMENT POLICIES AND RESTRICTIONS

Each Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), a fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The the AMIDEX(TM) Cancer Innovations Fund normally will invest at least 95% of its net assets in the approximately 35 Israeli companies that make up the AMIDEX(TM) Cancer Innovations Index, in approximately the same percentages as those companies represent in the Index. The the AMIDEX(TM) Investment Services Mutual Fund normally will invest at least 95% of its net assets in the approximately 35 Israeli companies that make up the AMIDEX(TM) Investment Services Index, in approximately the same percentages as those companies represent in that Index. It is likely that a few of the companies in each index will comprise a large percentage of each Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Funds will not be diversified.

PORTFOLIO TURNOVER. Because these are new Funds without an operating history, the Funds' portfolio turnover is unknown. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. Each Fund anticipates that its annual portfolio turnover will be not greater than 75%.

Under normal circumstances, each Fund will invest at least 95% of its average net assets in the common stock of companies listed on the index to which it is related. The Funds may invest the remaining 5% of their assets in the following securities:

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Funds may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio.

MONEY MARKET FUNDS. The Funds may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Funds will not invest more than 5% of their net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. The Funds may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Funds will not invest more than 5% of their net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE  AGREEMENTS.  The  Funds  may  invest a  portion  of their  assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Funds must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Funds may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Funds may, to meet liquidity needs, temporarily hold up to 5% of their net assets in cash. The primary risk associated with such a policy is that a Fund's performance will vary, perhaps significantly, from the performance of the index which it seeks to replicate when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Funds may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Funds may use futures and options to increase or decrease their exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Funds may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Funds will not invest more than 15% of their net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund swill be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued basis, and they may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. The Funds may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Funds that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions, but to minimize the risks of entering into these transactions, each Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:

The Funds will not:

1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;

3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

4.   Make margin purchases or short sales of securities;

5. Invest in companies for the purpose of management or the exercise of control;

6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX(TM)Israel Technology Index;

9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX(TM) Israel Technology Index.

10.  Purchase warrants on securities, although the Fund may receive and exercise
     warrants  received  by  the  Fund  as  dividends  on  previous   securities
     purchases.

11.  Issue senior securities.

12.  Invest in commodities, or invest in futures or options on commodities.

Restrictions 1 through 12 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

Each Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Funds may not:

1. Invest more than 15% of its net assets in securities that are not readily marketable;
2. Acquire securities of other Investment Companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.
3. purchase more than 3% of the voting securities of any one investment company;
4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
5. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;
6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX(TM)Cancer Innovations(TM)Index. (The AMIDEX Cancer Innovations Fund only);
7. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX(TM) Investment Services Index. (The AMIDEX Investment Services Mutual Fund only);

                               INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in October, 1998, and changed form to a limited liability company in March, 1999. The Adviser registered as an Investment Advisor with the Securities and Exchange Commission in December, 1998. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. Mr. Clifford A. Goldstein owns a 40% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated December 15, 2000 (the "Agreement"). Clifford A. Goldstein, and Andrea Fiest are affiliated persons of the Adviser and act as Directors of the Company.

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

Name, Age, Address, Position            Principal Occupation For the
with Fund                               Last Five Years
--------------------------------------------------------------------------------

Clifford A. Goldstein* (Age 42)         Managing Partner and Attorney with
President and Director of Fund,         Weber, Goldstein, Greenberg, Gallagher,
President, Controlling Partner of       Phil. PA, PA, a general litigation firm,
Adviser                                 since 1991. BA from Temple University,
                                        Philadelphia, PA, 4/78. J.D. from Temple
                                        University School of Law, 3/82.

Theodore A. Young, Esq.* (Age 53)       Partner, law firm of Fox, Rothchild,
Director of Fund, Legal counsel         O'Brien & Frankel, Philadelphia, PA,
to Adviser                              practicing securities and business law.
                                        Mr. Young has been the President of .
                                        the Philadelphia-Israel Chamber of
                                        Commerce, and is the Secretary of the
                                        Jewish Federation of Greater
                                        Philadelphia. Mr. Young earned his law
                                        degree from the University of
                                        Pennsylvania.

Andrea Kramer Fiest* (Age 42)           Lawyer, self-employed since 12/95.
Director of Fund, Minority Partner      International Derivatives Specialist
Of Adviser                              with SBG Warburg, New York, NY from 1/94
                                        to 12/95. Attorney with firm of
                                        Cadwalader, Wickersham & Tait, New York,
                                        NY from 10/87 to 1/94. B.A. degree form
                                        Dickinson College, Carlisle, PA, 4/79.
                                        J.D. from Temple University School of
                                        Law, Philadelphia, PA, 3/82. LLM in
                                        taxation from New York University, New
                                        York, NY, 4/86.

Lee B. Zeplowitz*  (Age 42)             President, Greater Philadelphia Chapter
Director                                of the American Society for
                                        Technion/Israel Institute of Technology.
                                        Mr. Zeplowitz is also a partner in the
                                        Kibbutz Kfar Blum Hotel in the Galilee.
                                        He is also a Certified Public
                                        Accountant, registered investment
                                        adviser and Certified Financial Planner
                                        and is engaged in the private practice
                                        of estate planning and financial
                                        management for high worth individuals.
                                        Mr. Zeplowitz is a graduate of Temple
                                        University.

Dr. Moshe Porat, Phd. (Age 53)          Dean of Fox School of Business &
Director                                Management, Temple University,
                                        Philadelphia, PA. Mr. Porat Serves on
                                        the Boards of the Penn-America Group,
                                        the Willis Corroon National Risk
                                        Management Board, the new Risk Managers
                                        National Committee, and the American
                                        Risk and Insurance Board. Mr. Porat
                                        received his BA and MBA (magna cum
                                        laude) degrees from Tel Aviv University.

Daniel Schwartz (Age 38)                Director of Trade, Government of Israel
Director                                Economic Mission, New York since 1996.
                                        Previously employed in the real estate
                                        development industry in California.
                                        Undergraduate degree from University of
                                        Arizona, Tempe; Graduate studies
                                        undertaken at San Francisco State
                                        University

Ami Miron (Age 52)                      Chairman, President and CEO of MoreCom,
Director                                a Pennsylvania based digital
                                        convergence, TV and internet solutions
                                        solutions company. Educated at the
                                        Technion, Columbia University and
                                        Polytechnic University, Mr. Miron was
                                        previously a Vice

                                        President with General Instruments, a
                                        Division Leader at Phillips Labs.

H. Scott Herrin  (Age 42)               Mr. Herrin graduated from Amherst
Director                                Collage with a BA in economics and
                                        received his Juris Doctorate from the
                                        Harvard Law School. After serving as
                                        President of Klearfold, Inc. Mr. Herrin
                                        became a Director and Consultant to the
                                        IMPAC Group, an international packaging
                                        and printing corporation.

Zach Oppenheimer  (Age 41)              Mr. Oppenheimer is Fannie Mae's senior
Director                                vice president for its Northeastern
                                        Regional Office in Philadelphia,
                                        Pennsylvania. Prior to joining Fannie
                                        Mae in 1983, Mr. Oppenheimer was a
                                        savings manager and corporate lending
                                        supervisor at Progress Savings Bank in
                                        Norristown, Pennsylvania. Mr.
                                        Oppenheimer is a member of Fannie Mae's
                                        Operating Committee. He serves on the
                                        boards of several community and
                                        religious organizations. Mr. Oppenheimer has completed post-graduate courses at
                                        The Wharton School of the University of
                                        Pennsylvania. He received a master of
                                        business administration degree from
                                        Drexel University and a bachelor of
                                        business administration degree from
                                        Temple University.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

For the Company's fiscal year ending May 31, 2000, no director received compensation for his or her service to the Fund as a Director. Clifford
Goldstein received compensation from the Adviser for his services to the Adviser, but did not receive any compensation for his services as a Director.

The Adviser intends to purchase all outstanding shares of each Fund prior to the Fund's effective date and will then be deemed to control each Fund.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)    = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Each Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in each Fund's Prospectus under the Section "How to Buy and Sell Shares". This section supplements that information.

Redemptions will be made at net asset value. Each Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Funds, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Funds are open for business on each day that the New York Stock Exchange ("NYSE") is open. Each Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For No-Load shares redeemed prior to being held for at least 365 days, the redemption value is the NAV less a redemption fee equal to 2.00% of the NAV.

                                 TAX INFORMATION

Information  concerning the taxation of each Fund is generally  discussed in the
Prospectus  under  the  Section  titled  "Tax   Considerations".   This  Section
supplements that discussion.

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Funds intend to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of each Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in a Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of a Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Dividends. A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because a

Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Funds will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Funds from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax advisor concerning the effects of transactions in the Funds.

                             PORTFOLIO TRANSACTIONS

The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, each Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that a Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

                                DISTRIBUTION FEES

Amidex Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of each Fund.

Under the No-Load and Class A Plans, each share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to the applicable share Class.

Under the Class B Plan, the Class B Shares of each Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares.

Under the Class C Plan, Class C Shares of each Fund compensates the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares.

The Distribution Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of each Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Funds. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                             FUND SERVICE PROVIDERS

CUSTODIAN FirStar Bank, N.A. 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Adviser.

TRANSFER AGENT Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Advisor and Fund. Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Adviser.

ADMINISTRATION. DSC also provides services as Administrator to the Fund pursuant to a written agreement with the Advisor and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

DISTRIBUTOR  Declaration  Distributors,   Inc.,  555  North  Lane,  Suite  6160,
Conshohocken, PA 19428, a wholly-owned subsidiary of The Declaration Group, serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Adviser and Fund. All fees charged by the distributor are paid by the Adviser.

INDEPENDENT AUDITORS McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145 serves as the Company's independent auditors.

LEGAL COUNSEL: David Jones & Assoc., P.C., 4747 Research Forest Drive, Suite 180, # 303, The Woodlands, TX 77381, has passed on certain matters relating to this registration statement and serves as counsel to the Fund.

                              FINANCIAL STATEMENTS

     Because this is a new Fund, financial performance information is not yet available.

                                     PART C
                                OTHER INFORMATION

Item 23   Exhibits
------------------

A. ARTICLES OF INCORPORATION OF REGISTRANT- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

B.   BYLAWS  OF  REGISTRANT-   Incorporated  by  reference  from   Pre-Effective
     Amendment # 2, filed on March 2, 1999

C.   NONE [Not Applicable]

D.   INVESTMENT ADVISORY AGREEMENT WITH TRANSNATIONS INVESTMENTS, INC.-

     (1) Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
     (2) Amendment to Investment Advisory Agreement, dated ___________, 2001, filed herein as Exhibit 23D(2)

E. DISTRIBUTION AGREEMENT WITH DECLARATION DISTRIBUTORS, INC.- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

F.   NONE [Not Applicable]

G. CUSTODIAN AGREEMENT WITH FIRSTSTAR BANK, N.A.- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

H. (1) OPERATING SERVICES AGREEMENT WITH TRANSNATIONS INVESTMENTS, INC.- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

     (2)  INVESTMENT   SERVICES  AGREEMENT  WITH  DECLARATION  SERVICE  COMPANY-
          Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

I.   OPINION OF COUNSEL- Attached hereto as Exhibit 23I

J.   CONSENT  OF   INDEPENDENT   AUDITORS-   Incorporated   by  reference   from
     Pre-Effective Amendment # 2, filed on March 2, 1999

K.   NONE [Not Applicable]

L.   SUBSCRIPTION AGREEMENT- None

M.   PLANS OF DISTRIBUTION PURSUANT TO RULE 12B-1-

     (1)  Class A Plan of Distribution- Attached as Exhibit 23M(1)
     (2)  Class B Plan of Distribution- Attached as Exhibit 23M(2)
     (3)  Class C Plan of Distribution- Attached as Exhibit 23M(3)

N.   FINANCIAL DATA SCHEDULE- Not Applicable

O.   NONE- [Not Applicable]

P. CODE OF ETHICS- Incorporated by reference from post-Effective Amendment # 3, filed on October 4, 2000.

Item 24.  Persons Controlled by or under Common Control with Registrant.
------------------------------------------------------------------------
No person is directly or indirectly controlled by, or under common control with the Registrant.

Item 25.  Indemnification.
--------------------------
Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the Registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. With respect to the indemnification provisions of any agreement entered into by the Company, to the extent that such indemnification provisions may be inconsistent with, or unenforceable, under any federal or state securities law, the Company shall not be liable therefore.

Item 26.  Business and Other Connections of Investment Adviser.
---------------------------------------------------------------
The Adviser has no other business or other connections.

Item 27.  Principal Underwriters.
---------------------------------
Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA will be the Fund's principal underwriter.

Item 28.  Location of Accounts and Records.
-------------------------------------------
Declaration Service Company.
555 North Lane, Suite 6160
Conshohocken, PA  19468

TransNations Investment, LLC.
26 Broadway, Suite 741
New York, New York  10004

Item 29.  Management Services.
------------------------------
Declaration Service Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 30.  Undertakings.
-----------------------

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post effective amendment # 5to the Company's Registration Statement on Form N-1A meets all of the requirements for immediate effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 9th day of February, 2001.

          AMIDEX FUNDS, INC.
          (Registrant)


          /s/ Clifford A. Goldstein
          -----------------------------
          CLIFFORD A. GOLDSTEIN
          Its:  President & Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                                Title                       Date
--------------------------------------------------------------------------------

/s/  Clifford A. Goldstein          President, Chairman         February 9, 2001
--------------------------          Treasurer
CLIFFORD A GOLDSTEIN

/s/  Andrea Fiest                   Director,                   February 9, 2001
--------------------------          Secretary
ANDREA FIEST

/s/  Scott Herron                   Director                    February 9, 2001
--------------------------
SCOTT HERRON

/s/  Lee Zeppowitz                  Director                    February 9, 2001
--------------------------
LEE ZEPPOWITZ

/s/  Ami Miron                      Director                    February 9, 2001
--------------------------
AMI MIRON

/s/  Daniel Schwartz                Director                    February 9, 2001
--------------------------
DANIEL SCHWARTZ

/s/  Zach Oppenheimer               Director                    February 9, 2001
--------------------------
ZACH OPPENHEIMER

/s/  Moshe Perot                    Director                    February 9, 2001
--------------------------
MOSHE PEROT

/s/  Theodore Young                 Director                    February 9, 2001
--------------------------
THEODORE YOUNG

                                  EXHIBIT INDEX

Exhibit 23D(2) Amended Investment  Advisory Agreement between AMIDEX Funds, Inc.
               and TransNations Investments, LLC
Exhibit 23I    Opinion and Consent of Legal Counsel
Exhibit 23M(1) Plan of Distribution Pursuant to Rule 12b-1